Alpine Income Trust
On behalf of the Adviser Class of the
Alpine Ultra Short Tax Optimized Income Fund (ATOAX)
Supplement dated November 23, 2011
to the Prospectus dated March 1, 2011

Change of Name of Class

Effective January 3, 2012, the Adviser Class will be renamed Class A.  As of that date, all references to the Adviser Class should be replaced with Class A.

Eligibility of Waiver of Sales Charge

The following disclosure replaces the first paragraph under the section entitled “How to Buy Shares” found on page 15 in its entirety:

You may purchase shares of the Fund through your financial intermediary on any day the NYSE is open.  The minimum initial investment in the Fund’s Class A shares is $2,500. The minimum may be waived in certain situations.  There is no minimum investment requirement for subsequent investments. The offering price of each share will be the next determined net asset value plus the 0.50% sales charge.  The 0.50% sales charge may be waived in certain situations.  A detailed description of the situations in which the sales charge may be waived is set forth in the section titled, “Sales Charge.”

The following disclosure replaces the section entitled “Sales Charge ” found on pages 18-19 in its entirety:

If you purchase Class A shares of the Fund you will pay an initial sales charge of 0.50% when you invest, unless the  sales charge  is waived  as described below. The offering price of each share will be the next determined net asset value plus the 0.50% sales charge. The sales charge for the Fund is calculated as follows:

	% of Offering price	% of Net Amount Invested
When you invest any $ amount	0.50%	0.50%

The Fund’s Board of Trustees has determined to waive the Fund’s 0.50% sales charge applicable to Class A for all Fund purchases of $250,000 or more effective September 1, 2010.

There are several ways you can combine multiple purchases of Class A shares to eliminate the 0.50% sales charge. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares in an amount  of $250,000 or more, you must inform your financial  intermediary if you are eligible  for a right of accumulation or a letter of intent. Failure to notify your financial intermediary may result in not receiving the sales charge reduction or elimination to which you are otherwise entitled. Certain records, such as account statements, may be necessary in order to verify your eligibility to eliminate the 0.50% sales charge. If you hold fund shares in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares may be combined. For more information, see the SAI or contact your financial intermediary.

Additionally, the sales charge for Class A may be waived for the following reasons:

o	Employees of the Adviser or its affiliates and their immediate family
o	Current and former Trustees of funds advised by the Adviser
o	The Adviser or its affiliates
o
An agent or broker of a dealer that has entered into a selling agreement with the Fund’s distributor for the agent or broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

o	Investors in employee retirement, stock, bonus, pension or profit sharing plans
o	Investment advisory clients of the Adviser or its affiliates

o	Registered Investment Advisers
o	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs
o	Certain financial intermediaries that have entered into contractual agreements with the Fund’s distributor
o	Shares acquired when dividends or capital gains are reinvested in the Funds
o	Shares offered to any other investment company to effect the combination of such company with the Funds by merger, acquisition of assets or otherwise

These waivers may be discontinued at any time without notice.

Please retain this Supplement for future reference.